Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of ABC Funding, Inc. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Harold Barson, Chief Executive Officer and Chief Financial Officer of the Company, certify that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 26, 2005

 /s/ Harold Barson

_____________________________

Harold Barson

Chief Executive Officer and

Chief Financial Officer